Income Tax Status	12 Months Ended
Dec. 31, 2025
Employees' 401(k) Savings and Investment Plan
Income Tax Status
Income Tax Status
5.Income Tax Status

The underlying non-standardized pre-approved plan has received an opinion letter from the Internal Revenue Service (“IRS”) dated June 30, 2020, stating that the form of the plan is qualified under Section 401 of the Internal Revenue Code (the “Code”), and therefore, the related trust is tax exempt. In accordance with Revenue Procedure 2014-6 and 2011-49, the Plan Sponsor has determined that it is eligible to and has chosen to rely on the current IRS pre-approved plan opinion letter. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualified status.

Accounting principles generally accepted in the United States require plan management to evaluate uncertain tax positions taken by the Plan. The financial statement effects of a tax position are recognized when the position is more likely than not, based on the technical merits, to be sustained upon examination by the IRS. The plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025, there are no uncertain positions taken or expected to be taken. The Plan has recognized no interest or penalties related to uncertain tax positions. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The plan administrator believes it is no longer subject to income tax examinations for years prior to 2022.